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                                                                   Exhibit 10.40


                               FIRST AMENDMENT TO
                            BUILDING OPTION AGREEMENT


      THIS FIRST AMENDMENT TO BUILDING OPTION AGREEMENT (the "Amendment") is made effective as of June 16, 1992, by and between FOUNTAIN ASSOCIATES I, LTD., a Florida limited partnership ("FOUNTAIN"), and ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation ("ANCHOR").

                             W I T N E S S E T H:

      WHEREAS, FOUNTAIN and ANCHOR entered into that certain Building Option Agreement (the "Option Agreement") dated March 31, 1988, pursuant to which FOUNTAIN granted ANCHOR an option to acquire certain real property located in Hillsborough County, Florida, more particularly described therein;

      WHEREAS, FOUNTAIN and ANCHOR now desire to modify and the amend the Option Agreement as herein set forth:

      NOW, THEREFORE, for and in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Recitals. The recitals set forth above are true and correct and are hereby incorporated into the text of this Amendment by this reference.

      2. Defined Terms. All capitalized terms not defined in this Amendment shall have the same definitions as set forth in the Option Agreement.

      3. Definition of Property. Section 1(d) is hereby deleted in its entirety.

      4. Option Term; Exercise; Termination. Section 2(a) and Section 2(c) of the Option Agreement are both hereby amended and restated in their entirety so that said Section 2(a), as amended and restated, shall read as follows:

                  (a) The term ("Term") of this Option, unless terminated earlier as provided in Section 2(c) herein, shall expire on May 16, 1996, which date is thirteen (13) months prior to the last day of the term of that certain Lease Agreement dated March 31, 1988 by and between FOUNTAIN, as landlord, and ANCHOR, as tenant, for the Property, as amended by that certain First Amendment to Lease Agreement dated June 16, 1992.

      and so that Section 2(c) as amended and restated, shall read as follows:

                  (c) If Anchor does not give an Exercise Notice with respect to the Property by the expiration of the Term or if Anchor is in default under the
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      terms of the Lease beyond any applicable grace period, then the option granted hereby shall automatically terminate and Anchor shall not have the right to purchase the Property unless it has exercised its option prior to the expiration of the Term or prior to the default of the Lease beyond any applicable grace period whichever occurs first. In such event, Fountain's remedy shall be as described in Section 16 herein.

      5. Purchase Price. Section 3 of the Option Agreement is hereby modified and amended to provide for a Purchase Price (as defined therein) in an amount equal to the total amount of any indebtedness encumbering the Property on the Closing date.

      6. Closing. Section 4 of the Option Agreement is hereby modified and amended to provide that consummation of the sale and purchase of the Property shall take place within ninety (90) of any Exercise Notice delivered by ANCHOR to FOUNTAIN on or prior to May 15, 1996, and within thirteen (13) months of any Exercise Notice delivered by ANCHOR to FOUNTAIN on May 16, 1996. Notwithstanding the foregoing, FOUNTAIN shall not be obligated to close on a date which is earlier than twenty (20) days after FOUNTAIN receives the Exercise Notice.

      7. Title Insurance. The first sentence in Section 6(a) shall be deleted in its entirety and the following shall be inserted thereof: "Not less than five
(5) days prior to Closing, Anchor shall obtain a title commitment (hereinafter "Title Commitment") written by First American Title Insurance Company or such other title company as is chosen by Fountain and reasonably acceptable to Anchor (hereinafter "Title Company")."

      8. Remedies. Section 16(a) of the Option Agreement is hereby amended and restated in its entirety so that said Section 16(a), as amended and restated, shall read as follows:

            (a) If ANCHOR gives an Exercise Notice and fails to keep or observe any covenant, agreement or obligation to be kept or observed by ANCHOR under this Agreement, and FOUNTAIN is not in default thereunder, then FOUNTAIN shall have the right to refuse to close by giving written notice to that effect to ANCHOR, in which event ANCHOR shall pay the Residual Value Guaranty Amount as described in Section 16(b) and the earnest money deposit shall be forfeited to FOUNTAIN as liquidated damages or FOUNTAIN may seek specific performance of the terms of this Agreement in a court of competent jurisdiction. In the event FOUNTAIN fails to keep or observe any covenant, agreement or obligation to be kept or observed by FOUNTAIN hereunder and ANCHOR is not in default thereunder, then ANCHOR shall have the right to the immediate return of the earnest money or have the right to seek specific performance under the terms of this Agreement in a court of competent jurisdiction.


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      9. Section 16(b) of the Option Agreement is hereby amended and restated in its entirety so that said Section 16(b), as amended and restated shall read as follows:

            (b) Except as specifically provided in that certain Agreement by and between ANCHOR and FOUNTAIN attached hereto as Schedule 1, upon expiration or earlier termination of the Lease, if ANCHOR has not properly exercised the Option and consummated the acquisition of the Property, then ANCHOR shall pay to Citicorp Leasing, Inc., a Delaware corporation ("Citicorp"), an amount (the "Residual Value Guaranty Amount") equal to eighty-eight percent (88%) of the total indebtedness encumbering the Property (the "Citicorp Indebtedness"), which Residual Value Guaranty Amount shall be applied to the Citicorp Indebtedness. FOUNTAIN has the right to seek specific performance of ANCHOR's obligation to pay the Residual Value Guaranty Amount. If Anchor pays the Residual Value Guaranty Amount, and the Property is sold, then the net proceeds of the sale, after payment of all closing costs incurred by Fountain shall be applied as follows: first, to pay off in full and satisfy the Citicorp Indebtedness; second, to Fountain in an amount equal to three percent (3%) of the gross sales proceeds as payment of the commission due Fountain in connection with such sale plus out-of-pocket expenses incurred by Fountain in the marketing of the Property; third, to Anchor to reimburse Anchor for the Residual Value Guaranty Amount; and the remainder to Fountain.

      10. No Further Amendment. Except as expressly set forth herein, all terms and provisions of the Option Agreement shall remain unaltered and in full force and effect.

      IN WITNESS WHEREOF, FOUNTAIN and ANCHOR have executed this Amendment as of the date set forth above.

Signed, sealed and delivered
in the presence of:                 FOUNTAIN ASSOCIATES I, LTD., a
                                    Florida limited partnership

                                    By:   TWC Sixty-One, Inc., a
                                          Florida corporation,
                                          General Partner

Name:                                     By: /s/ James D. Swartz
     ___________________________
                                             Name: James D. Swartz
     ___________________________
                                             Title: Executive Vice President
Name:
     ___________________________




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                                        ANCHOR GLASS CONTAINER
                                        CORPORATION, a Delaware
                                        corporation



                                        By:/s/ Robert A. Thompson
________________________________

Name:                                      Name: Robert A. Thompson
     ___________________________

________________________________           Title: Vice-President and Treasurer



Name:___________________________


1088-290-77463.04






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